THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated July 17, 2004
Regarding
Thrivent Partner High Yield Fund

Effective December 30, 2004, the name of Thrivent Partner High Yield Fund will be changed to Thrivent High Yield Fund II.

The date of this Supplement is December 7, 2004.

Please include this Supplement with your Prospectus.